Exhibit 10.2


Deloitte Touche Tohmatsu
Rua Paraiba, 1.122 - 20(0) andar
30.130-141 - Belo Horizonte - MG
Brasil
                                                                  Deloitte
Telefone: (31) 3269 - 7400                                        Touche
Facsimile: (31) 3269 - 7470                                       Tohmatsu
www.deloitte.com.br




INDEPENDENT AUDITORS' CONSENT


We consent to the use, in this Annual Report of Total Fleet S.A. on Form 20-F filed on June 30, 2003 (File No. 333-8128-02), which is incorporated by reference in the Registration Statement on Form F-3 filed on August 24, 2001 (Registration No. 333-13852-02), of our report dated March 14, 2003.



Belo Horizonte, Brazil

    June 30, 2003

/s/ Deloitte Touche Tohmatsu